LEASE AGREEMENT

     THIS LEASE AGREEMENT ("Lease") is made as of the 1st day of July, 1998, by and between John E. Meggitt and Dorothy Meggitt, both individuals having an address of 5950 Pidcock Creek Road, New Hope, Pennsylvania 18938 (hereinafter collectively referred to as "Landlord") and Prophet 21, Inc. (the "Tenant"), a New Jersey corporation having an address of 19 West College Avenue, Yardley, Pennsylvania 19067.

                               STATEMENT OF FACTS

     A. Bucks County Industrial Development Authority ("the Authority"), a Pennsylvania body politic and corporate, is the owner of all those lands and premises situated in the Borough of Yardley, Bucks County, Pennsylvania, commonly known as 19 West College Avenue, Yardley, Bucks County, Pennsylvania, consisting of ten (10) acres, more or less (the "Real Estate") more particularly described on the metes and bounds legal description which is attached hereto, made a part hereof, and labeled Exhibit "A", and a certain building and other structures situate thereon (collectively, the "Improvements").

     B. The Real Estate and the Improvements shall hereinafter be collectively be referred to as the "Leased Premises".

     C. The Authority, a public agency incorporated to finance industrial and commercial development in Bucks County, Pennsylvania, is the "Seller" and Landlord is the "Buyer" of the Leased Premises pursuant to an Installment Sale Agreement (the "Sale Agreement"), dated December 21, 1983, by and between the Authority and Landlord.

     D. Simultaneous with the execution of the Sale Agreement, the Authority and Landlord entered into a certain Loan Agreement (the "Loan Agreement") with the Broad Street National Bank of Trenton ("Mortgagee") to finance the purchase of the Leased Premises by Landlord.

     E. Landlord and Tenant were parties to a certain Lease Agreement, dated August 21, 1987, and a certain Amended Lease dated February 29, 1988, as amended March 10, 1990 and a certain Lease Agreement dated July 1, 1993 (collectively, the "Prior Agreements").

     F. Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises, upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the rents and the mutual covenants and conditions hereinafter set forth, Landlord and Tenant, intending to be legally bound, hereby agree as follows:

     1. TERMINATION OF PRIOR AGREEMENTS. The Prior Agreements are hereby terminated, rendered null and void, and of no further force or effect, and the Landlord and Tenant shall have no further liability to each other with respect thereto.

     2. PREMISES. Landlord hereby demises and leases to Tenant and Tenant hereby hires and rents, subject to the terms and conditions hereof, from Landlord, the Leased Premises together with all rights, privileges, tenements, hereditaments, easements and appurtenances belonging or appertaining thereto, to have and hold unto Tenant, subject to the covenants and conditions contained herein which Landlord and Tenant respectively agree to keep and perform.

     3. TERM. The term of this Lease shall be for a period of five years (5) years, commencing as of the 1st day of July, 1998 and terminating on the 30th day of June, 2003.

     4. POSSESSION.

        4.1 Tenant shall be entitled to continued possession of the Leased Premises to be used and occupied for any lawful purpose (including, but not limited to, activities incident to the Tenant's business of selling computer systems) as of July 1, 1998, and shall surrender possession of the Leased Premises at the expiration of the Lease Term as herein provided. Tenant agrees to give up quiet and peaceable possession of the Leased Premises at the end of the term without further notice from Landlord.

        4.2 Tenant, its employees, agents and invitees, shall comply with all reasonable rules and regulations adopted by Landlord and with such reasonable changes or additions thereto as Landlord may from time to time adopt and submit to Tenant. All such rules and regulations shall be applied by Landlord in a nondiscriminatory manner to all tenants and invitees. Any such rules and/or regulations shall go into effect on the earlier of thirty (30) days after receipt thereof in writing by Tenant, or thirty (30) days after actual knowledge thereof by Tenant.

     5. BASE RENT.

        5.1 The annual base rent for the first year of the Lease Term shall be Four Hundred and Thirty-Two Thousand Dollars ($432,000.00) payable in consecutive, successive, and equal monthly installments of Thirty-Six Thousand Dollars ($36,000.00) each, with the first installment due as of July 1,1998, and thereafter payable in advance on the first (1st) day of each month at the address of Landlord, as set forth above or such other place as Landlord may designate by written notice to Tenant.

        5.2 The annual base rent shall be increased on each July 1st of the Lease Term by an annual amount of Fourteen Thousand Four Hundred Dollar ($14,400.00) above the annual base rent of the previous year of the Lease Term, payable in monthly increases of One Thousand Two Hundred Dollars ($1,200.00) per month.

        5.3 All monthly payments of annual base rent shall be paid on the first (1st) day of each month in advance in equal, consecutive, and successive installments at the address of Landlord set forth herein or such other place as Landlord may designate by written notice to Tenant.

     6. ADDITIONAL RENT. Tenant shall pay as rent in addition to the annual base rent herein reserved any and all sums which may become due by reason of the obligations imposed on the Tenant under the terms of this Lease.

     7. PAYMENT BY TENANT. Tenant shall pay, without demand, the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Landlord shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights. Any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by Tenant may be proceeded for and recovered by Landlord by distraint or other process in the same manner as rent due and in arrears.

     8. SERVICES PAID FOR BY LANDLORD. Landlord, at its sole cost, shall only be responsible for the following matters and expenses with respect to the Leased Premises during the Lease Term:

        (a) provide fuel oil sufficient to operate the fuel oil fired heating system of the Leased Premises for the periods comencing on October 1 and terminating on May 31;

        (b) maintain and repair the roof deck, foundation, structural and load-bearing portion of the building, grounds, sidewalks, landscaping and parking areas consisting of the Leased Premises;

        (c) provide prompt and efficient snow removal for the parking areas of the Leased Premises, and provide cindering of the entrance drive of the Leased Premises, as necessary; and

        (d) pay for the cost of municipal water and sanitary sewage disposal for the Leased Premises.

     9. SERVICES, TAXES AND COSTS TO BE PAID FOR BY TENANT. Tenant shall be responsible for the following with respect to the Leased Premises during the Lease Term, and for all costs, expenses, interest and penalty charges associated therewith:

             (a) Real estate taxes, county, township, school, special or general assessments, and all governmental charges of whatsoever kind assessed or levied against the Leased Premises, based on the per diem rate for the year. The amount owed by Tenant shall be paid to Landlord within thirty (30) days after the date on which Landlord has supplied Tenant with a bill for each tax, assessment and charge.

             (b) All personal property taxes, or other governmental assessments or taxes, assessed on account of Tenant's personal property or on account of any equipment located in, or affixed to, the Leased Premises.

             (c) Janitorial services within the interior of the Leased Premises including, but not limited to, the walls, floors, ceilings, carpets, windows and closets, and for the removal from the Leased Premises of garbage and any other refuse or solid waste including the cost of maintaining a dumpster or other similar receptacle, including acquiring and maintaining any receptacles, bins or containers to facilitate recycling.

             (d) All electric utility costs and costs relating to the maintenance and operation of the electrical system of the Leased Premises, including all charges for electricity used in connection with cooling and heating the Leased Premises.

             (e) All general maintenance and upkeep of the Leased Premises, including the repair of the electrical, heating, sanitary, air conditioning and plumbing systems, appliances, sidewalks and the parking areas of the Leased Premises. All maintenance and repairs by Tenant shall be made in a first class, workmanlike manner by personnel or contractors previously approved by Landlord, whose approval shall not be unreasonably withheld or delayed. Tenant shall require its personnel and contractors to comply with all building standards, code standards, and other reasonable requirements of Landlord.

             (f) Making such alterations and improvements as Tenant shall undertake and as shall be approved by Landlord pursuant to paragraph 17 hereof.

             (g) Compliance with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state and municipal government and any and all of their departments or bureaus relating to Tenant's operations on the Leased Premises.

             (h) All improvements to the Leased Premises made or ordered to be made by any governmental authority having jurisdiction of the Leased Premises, and compliance with all notices received from any public authority having jurisdiction of the Leased Premises during the Lease Term.

                 Tenant shall not cause liens of any kind (whether for materials, wages, labor or services) to be placed against the Leased Premises. If any such liens are filed, with or without Tenant's knowledge, Tenant shall immediately, at Tenant's sole cost and expense take whichever action is necessary to cause such liens to be satisfied and discharged. Tenant shall obtain, file, and have properly indexed appropriate lien waivers prior to the commencement of any work by Tenant on the Leased Premises.

                  Notwithstanding anything contained herein to the contrary, Landlord shall be liable for and/or provide only such services as it shall expressly undertake to provide in this Lease. Any other cost associated with the Leased Premises shall be the responsibility and the expense of Tenant. In particular, Tenant is responsible for every expense and service not explicitly set forth in paragraphs 8 or 11.3 of this Lease.

     10. RIGHT TO CONTEST. Tenant shall have the right to contest, by legal proceeding, or by such other manner as Tenant shall reasonably deem suitable, the validity or amount of any sum which Tenant is obligated to pay under paragraph 9 herein, provided that such contest shall be free of any expense to Landlord. Landlord agrees to cooperate in any such contest and execute all documents reasonably required in connection therewith.

     11. CONDITION OF LEASED PREMISES AND REPAIRS.

           11.1 Tenant has examined the Leased Premises and accepts the Leased Premises in its present condition, and, except as set forth herein, without any representations on the part of Landlord or its agents as to the present or future condition of the leased Premises. LANDLORD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, RELATING TO THE CONDITIONS IN OR ABOUT THE LEASED PREMISES.

           11.2 Tenant shall take good care of the Leased Premises, and the fixtures and appurtenances thereto, and shall take necessary action to ensure that the Leased Premises shall suffer no waste or injury. Tenant shall further make all minor repairs to the Leased Premises, keeping the Leased Premises generally in good repair, order and condition, reasonable wear and tear excepted, and, at the end of the Lease Term, Tenant shall vacate and surrender the same to Landlord broom clean, free of debris, and in good order and condition, reasonable wear and tear excepted. In addition, Tenant shall deliver to Landlord all keys and entry devices to the Leased Premises.

           11.3  Landlord  shall  maintain  and  make  all  structural   repairs
(including the roof deck, foundation and load bearing portion of the improvements), except those repairs necessitated by the negligence of Tenant. As to those repairs and replacements necessitated by the negligence of Tenant, Tenant shall immediately reimburse Landlord for the repair and replacement costs incurred. Landlord shall use its best efforts to incur only reasonable costs in connection with any repair or replacement to the Leased Premises for which Tenant is obligated to reimburse Landlord. Landlord shall not be liable for any injury to or interference with Tenant's business arising from the performance of any repairs, maintenance or improvements in or to the Leased Premises or to any appurtenances or equipment therein; provided, however, that Landlord shall perform all such work with due diligence and in a manner so as to minimize interference with Tenant's business.

           11.4 Tenant shall not use any machinery or equipment at the Leased Premises which produces excessive noise, vibration, odors or fumes without the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

           11.5 Tenant shall not do or permit to be done any act, or bring or permit to be brought any material onto the Leased Premises, which shall be deemed to be a fire hazard by any federal, state, or local law, statute, ordinance or regulation, other than fuel oil.

     12. COMPLIANCE WITH LAWS. Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state and local government and of any and all of their departments and bureaus having jurisdiction of the Leased Premises, for the correction, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with the Leased Premises during the Lease Term, and shall also comply with all rules, orders, and regulations of the Board of Fire Underwriters, or any other similar body, for the prevention of fires, at Tenant's own cost and expense.

     13. ENVIRONMENTAL. "Environmental Laws" means and includes all now and hereafter existing statutes, laws, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, policies and requirements by any federal, state or local governmental authority regulating, relating to, or imposing liability or standards of conduct concerning public health and safety or the environment.

         "Hazardous Materials" means:

         (a) any material or substance: (i) which is defined or becomes defined as a "hazardous substance," "hazardous waste," "infectious waste," "chemical mixture or substance," or "air pollutant" under Environmental Laws; (ii) containing petroleum, crude oil or any fraction thereof which is liquid at standard conditions of temperature and pressure; (iii) containing polychlorinated biphenyls (PCBs); (iv) containing asbestos; or (v) which is radioactive; or

         (b) any other pollutant or contaminant or hazardous, toxic, flammable or dangerous chemical, waste, material or substance, as all such terms are used in their broadest sense, and defined, regulated or to become regulated by Environmental Laws, or which cause a nuisance upon or waste to the Leased Premises.

         "Handle," "handled," or "handling" shall mean any installation, handling, generation, storage, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials.

            No Hazardous Materials shall be handled, upon, about, above or beneath the Leased Premises or any portion thereof by or on behalf of Tenant, its subtenants or its assignees, or their respective contractors, clients, officers, directors, employees, agents, or invitees except by express written permission and consent of the Landlord. Any such Hazardous Materials so handled shall be known as Tenant's Hazardous Materials. Notwithstanding the foregoing, normal quantities of those Hazardous Materials customarily used in the conduct of general administrative and executive office activities (e.g., copies fluids and cleaning supplies) may be used and stored on the leased Premises without Landlord's prior written consent, but only in compliance with all applicable Environmental laws as defined herein.

            Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, at its sole cost and expense, promptly take all actions required by any federal, state or local governmental agency or political subdivision, or necessary for Landlord to make full economic use of the Leased Premises which requirements or necessity arises from the handling of Tenant's Hazardous Materials upon, about, above or beneath the Leased Premises. Such actions shall include, but not be limited to, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial, removal or restoration work. Tenant shall take all actions necessary to restore the Leased Premises to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Environmental Laws. Tenant shall nevertheless obtain Landlord's written approval prior to undertaking any actions required by this paragraph, which approval shall not be unreasonably withheld or delayed so long as such actions would not potentially have a material adverse long-term or short-term effect on the Leased Premises.

            Notwithstanding anything contained herein to the contrary, Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all suits, actions, damages, liabilities, and expenses, including reasonable attorneys fees, arising out of the handling of Tenant's Hazardous Materials.

            Notwithstanding anything contained herein to the contrary, Landlord shall indemnify, defend, and hold Tenant harmless from and against any and all suits, actions, damages, liabilities, and expenses, including reasonable attorneys fees, arising out of the handling of any Hazardous Materials upon, about, above or beneath the Leased premises or any portion thereof prior to the date of this Lease, or not handled by or on behalf of Tenant, its subtenants or its assignees, or their respective contractors, clients, officers, directors, employees, agents, or invitees.

     14. TENANT'S INSURANCE OBLIGATIONS.

         14.1 Tenant shall insure, at its own expense, all of its own equipment and other personal property situate on the Leased premises. Tenant shall also insure, at its own expense, the Leased Premises by purchasing and maintaining a single insurance policy in which Landlord is listed as a named insured and the Leased Premises is insured for at least Five Million Dollars ($5,000,000.00), and which policy provides general liability coverage for Tenant and Landlord in a policy amount of at least Two Million Dollars ($2,000,000.00), and with umbrella liability coverage in an amount of at least Five Million Dollars ($5,000,000.00), with deductibles which are reasonable and consistent with commercial practice in similar circumstances. A certificate of insurance stating the coverages obtained by Tenant shall be provided to Landlord within thirty (30) days of the date of this Lease, and thereafter on each yearly anniversary date of the date of this Lease. The certificate will indicate that coverages are provided by a reputable and responsible insurance company licensed to do business in the Commonwealth of Pennsylvania. The certificate will stipulate that the insurer will give Landlord at least thirty (30) days advance written notice of any impending cancellation or imposition of a major change in such policy.

         14.2 Tenant shall be responsible to provide fire and extended coverage insurance on all leasehold improvements on the Leased premises, including, but not limited to, all of Tenant's equipment, trade fixtures, appliances, furniture, furnishing and personal property in or about the Leased Premises. Such insurance shall include an all-risk legal liability endorsement to cover property damage for which Tenant is responsible.

         14.3 Landlord and Tenant each hereby release the other, and their respective officers, directors, employees and agents from liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage from liability for damage or destruction to the Leased Premises, covered by any insurance policy, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, to the extent of insurance proceeds. Landlord and Tenant each agree that any insurance policy covering the Leased Premises will include such a clause or endorsement.

     15. LIABILITY AND INDEMNIFICATION.

         15.1 During the Lease Term, Landlord, or its employees or agents, shall not be liable for any injury, loss, claims or damage to any person or property occurring in or about the Leased premises, arising out of the use or occupancy of the Leased Premises by the Tenant, or for any injury, expense, loss, claim or damage, including attorneys fees and expenses, to any person or property anywhere occasioned by any act, neglect or default of Tenant, unless caused by the negligence of Landlord, or its agents or employees. Tenant shall save Landlord


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


harmless and indemnify it from any such losses, claim or expense caused in whole or in part by the negligence of Tenant, or its agents or employees.

         15.2 During the Lease Term, Landlord, including Landlord's officers, directors, employees, servants, invitees, licensees and agents, shall not be liable for any injury or damage to persons or property occurring by reason of any existing or future condition or latent defect in the Leased Premises including, but not limited to, any mechanical or electrical equipment wiring or appurtenances being out of repair, any damage or impairment of parking facilities, curbs, walks or lawns, injury or damage resulting from falling plaster, steam, gas, electricity, water, rain or snow (except as provided in paragraph 8(c) hereof), which may leak from any part of the Improvements or from pipes, appliances or plumbing work of the same, or from the outside or subsurface or from any other place, or by dampness or any other cause of whatever nature, or by fire, explosion, collapse or broken glass, or bursting, leaking or running of any basin, tank, tub, wastepipe, gutter or downspout, nor shall Landlord, or its agents, be liable for any such damage caused by other tenants, if any, or persons in the Improvements, or caused by vandalism or malicious mischief.

          15.3. Tenant agrees to protect, indemnify and save harmless the Landlord, its officers, directors, employees, and agents from and against any and all claims, demands and causes of action (including without limitation, reasonable attorneys fees and costs to pursue this indemnification), unless due to the negligence of Landlord, its employees, or third parties, for any matter growing out of or connected with the Tenant's use or occupation of the Leased Premises during the Lease Term.

     16. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease or sublet the Leased premises, or any interest herein or therein, or allow others to use or occupy the Leased Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. An assignment of this Lease shall be deemed to have occurred: (a) if in a single transaction or in a series or related transactions (other than resulting from the death of a holder or owner) more than fifty percent (50%) of the interest in Tenant or any subtenant (whether stock, partnership interests or otherwise) is transferred, diluted, reduced, or otherwise impacted, with the result that the present holders or owners of Tenant or such subtenant, have less than a fifty percent (50% interest in Tenant or subtenant or; (b) any general partnership interest in Tenant or such subtenant or a controlling interest (i.e. fifty percent (50% or more) in any general partner of Tenant or such subtenant is sold or otherwise transferred with the result that the then present general partners of Tenant or such subtenant are no longer general partners of Tenant or subtenant, or with the result that the then general partners of Tenant or such subtenant no longer control such general partner or subtenant.

     17. ALTERATIONS  AND  IMPROVEMENTS.   Tenant  shall  make  no  alterations,
additions or improvements to the Leased Premises without the written consent of

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



Landlord, which consent shall not be unreasonably withheld or delayed. All alterations, additions, and improvements shall belong to the Landlord, unless the terms of Landlord's consent shall require their removal. Tenant shall have the right to remove from the Leased Premises only those trade fixtures installed by Tenant in accordance with this Lease.

          17.1 All such work shall be carried on at Tenant's cost, and in a first class, workmanlike manner in accordance with building standards and other reasonable requirements of Landlord and in compliance with all governmental orders, regulations and permits. Such work shall be performed by responsible contractors approved by Landlord who will, prior to commencement of work, submit satisfactory proof of insurance coverage naming Landlord as an additional insured.

          17.2 Following completion of such alterations, additions or improvements by Tenant, Tenant shall furnish Landlord with current "as built" plans and specifications reflecting such alterations, additions or improvements.

          17.3 Tenant, with the prior written consent of landlord, may remove any alterations, additions, fixtures, improvements, appliances or equipment installed by Tenant which can be removed without damage to or leaving incomplete the Leased Premises; provided, however (and anything herein to the contrary notwithstanding), Landlord may direct Tenant at the end of the Lease Term or of any prior termination, and whether or not Tenant is in default hereunder, to remove all alterations, additions, improvements, trade fixtures, appliances or other personal property brought into or placed about the Leased Premises by Tenant or constructed or installed therein by Tenant (including but not limited to, partitions, cabinets, shelving, drapes, shades, furniture, wiring and plumbing) as may be specified in writing by Landlord.

     18. DAMAGE TO THE LEASED PREMISES. If the Leased Premises shall be partially damaged or rendered untenantable by fire or other causes, without being due to the fault or neglect of Tenant, or Tenant's servants, employees, agents or licensees, the Leased premises so damaged or rendered untenantable shall be repaired promptly and within a reasonable time, by and at the expense of Landlord and the rent from the time of such damage or untenantability until such repairs shall be completed shall abate in proportion to the part of the Leased Premises which is not reasonably useable by Tenant; in such event, any rent paid in advance shall be apportioned and refunded. If such partial damage or untenantability is due to the fault or negligence of Tenant, or Tenant's servants, employees, agents or licensees, the Leased Premises so damaged shall be repaired promptly and within a reasonable time by Landlord, but there shall be no apportionment or abatement of rent. In the event of the Leased premises being so badly damaged that it cannot be repaired within ninety (90) days from the date of such damage, then the Lease Term hereby created shall, at the option of either the Landlord or the Tenant, cease thirty (30) days after written notice from either party to the other party, and Tenant shall surrender the Leased Premises and all of Tenant's interest therein to Landlord, and shall be liable for rent only to the time of the surrender, and Landlord may reenter and repossess the Leased Premises.

     19. INSPECTION OF LEASED PREMISES; SHOWING LEASE PREMISES. Landlord and its agents shall have the right to enter into and upon the Leased Premises, or any part thereof, at all reasonable hours and with reasonable advance written notice of at least twenty-four (24) hours, except that such notice shall not be required in the event of an emergency, for the purpose of examining the same, or making repairs or alterations therein. Landlord and its agents may show the Leased Premises to persons wishing to hire or purchase the same at reasonable hours and upon reasonable prior written notice to Tenant of at least twenty-four
(24) hours.

     20. FAILURE TO SUPPLY UTILITIES/INTERRUPTION OF SERVICES. Landlord shall not be responsible for the failure to furnish heat or other utilities or services which are its obligation herein, provided the failure to furnish these services results from reasons beyond Landlord's control.

         20.1 This Lease shall not be affected and there will be no diminution or abatement of rent or other payments and no constructive eviction shall be claimed or allowed because of the interruption or curtailment of any services or utilities in or to the Leased Premises from causes beyond Landlord's control nor for any inconvenience arising from repairs in or about the Leased Premises or from improvements made to the same.

     21. CONDEMNATION. If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use, then, in that event, the Lease Term shall cease and terminate from the date that title vested in such proceeding. Tenant shall have no claim against Landlord for the value of the unexpired Lease Term. No part of any condemnation award shall belong to Tenant. Tenant expressly waives any right or claim to any part thereof and assigns to Landlord any such right or claim to which Tenant might become entitled (except as set forth in subparagraphs 21.3 and 21.4 hereof) and the rent shall abate in proportion to the square footage taken or condemned.

          21.1 If any part, but not the whole, of the Leased Premises shall be so taken or conveyed, and in the event that such partial taking or conveyance shall render the Leased Premises unsuitable for the business of Tenant, then the Lease Term shall terminate as of the date on which possession of the Leased Premises is required to be surrendered to the condemning authority, all rent and other charges shall be paid up to that date, and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term. In the event of a partial taking, partial condemnation, or conveyance supported by a power of eminent domain which is not extensive enough to render the Leased Premises unsuitable for the business of Tenant, then Landlord shall promptly restore the Leased Premises to the extent of condemnation proceeds available for such purpose to a condition comparable to its condition at the time of such condemnation, less the portion lost in the taking, and Tenant shall promptly make all necessary repairs, restorations and alterations of Tenant's fixtures, equipment and furnishings and shall promptly re-enter the Leased Premises and commence doing business in accordance with the provisions of this Lease and this Lease shall continue in full force and effect.

            In the case of a partial condemnation, rent shall abate only to the extent that the annual fair market rental value of the Leased Premises has been diminished. The fair market value shall be determined by the agreement of two licensed real estate appraisers - one selected by the Landlord and one selected by the Tenant. If they cannot agree, then they shall jointly select a third licensed real estate appraiser whose decision shall be binding on the parties, except that Landlord reserves the right to declare that a complete condemnation has taken place and in which case the Lease Term shall cease and terminate.

            21.2 For purposes of determining the amount of funds available for restoration of the Leased Premises from the condemnation award, said amount shall be deemed to be that part of the award which remains after payment of Landlord's reasonable expenses incurred in recovering same and any amounts due to any mortgagee of Landlord, and which represents a portion of the total sum so available (excluding any award or other compensation for land) which is equitably allocable to the Leased Premises.

            21.3 Although all damages in the event of any condemnation shall belong to Landlord and any mortgagee of Landlord, Tenant shall have the right, to the extent that same shall not diminish Landlord's or such mortgagee's award, to claim and recover from the condemning authority, but not from Landlord or such mortgagee, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right for, or on account of, and limited solely to, any cost to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

            21.4 Tenant waives all claims against Landlord by reason of the complete or partial taking of the Leased Premises and hereby relinquishes and assigns unto Landlord any rights and damages to which Tenant might.otherwise be entitled for condemnation of the leasehold estate created by this Lease; provided, however, that Tenant shall nevertheless be entitled to make any claims which Tenant may have against the condemning authority for relocation damages, damages for tenant improvements and any other payments lawfully due tenants as such, without diminution of the sums due Landlord.

      22. NO OBSTRUCTIONS. Tenant shall not obstruct the entrance drive, sidewalks, parking areas, or loading areas, nor allow the stairs within the Leased Premises, or the internal halls to be obstructed or encumbered in any manner.

      23. SIGNS. No signs, advertising, notices or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Improvements or anywhere on the Real Estate, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and where required by law without proper license and permission by municipal and governmental agencies regulation the same. However, Landlord hereby consents to Tenant's placing and maintaining any appropriate sign next to the entrance drive of the Leased Premises during the Lease Term, subject to compliance with applicable governmental regulations.

      24. NON-DISTURBANCE AND ATTORNMENT. Landlord and the Authority hereby represent and warrant that neither Landlord nor the Authority are in default of any of the terms, conditions, or provisions of the Sale Agreement, and neither Landlord nor the Authority are aware of any condition which, with the passing of time, would give rise to a default by either party under the Sale Agreement. Both Landlord and the Authority shall give prompt written notice to Tenant of any default by either party under the Sale Agreement.

           Landlord, the Authority and Mortgagee hereby represent and warrant that neither Landlord, the Authority, nor the Mortgagee are in default of any of the terms, conditions, or provisions of the Loan Agreement, and neither Landlord, the Authority, nor the Mortgagee are aware of any condition which, with the passing of time, would give rise to a default by either party under the Loan Agreement. Landlord, the Authority, and the Mortgagee shall give prompt written notice to Tenant of any default by any party under the Loan Agreement.

           So long as Tenant is not in default of any of the terms, conditions, or provisions of this Lease, Tenant shall not, by reason of foreclosure of the mortgage in favor of Mortgagee, acceptance by Mortgagee of a deed in lieu of foreclosure, or the exercise of any remedy provided in the Loan Agreement, the mortgage in favor of Mortgagee, or in the Sale Agreement, be disturbed in Tenant's occupancy of the Leased Premises during the Lease Term.

            Tenant shall attorn to and recognize as Tenant's landlord the Authority, the Mortgagee, any purchaser at a foreclosure or judicial sale relating to the mortgage in favor of Mortgagee or the debt secured thereby, or any transferee by deed or assignment in lieu thereof, and its successors and assigns.

      25. MORTGAGE SUBORDINATION. This Lease shall be subject and subordinate at all times to the lien of any mortgage, or any other hypothecation for security, given or to be given, now on record or to be hereafter placed on the property of which the Leased Premises are a part, without the necessity of any further instrument or act of the part of the Tenant to effectuate such subordination. Tenant hereby covenants and agrees to execute and deliver, upon demand, such instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages, as shall be desired by any mortgagee or proposed mortgagee and to further effectuate this covenant, Tenant hereby appoints and constitutes Landlord to act as Tenant's attorney-in-fact, authorized irrevocably to execute and deliver any such instrument or instruments required in this paragraph for and in the name of Tenant.

      26. COLLECTION OF DELINQUENT RENT. In the event that it shall become necessary for Landlord to engage the services of an attorney or collection agency to collect delinquent rent from Tenant, Tenant shall pay all reasonable costs associated therein, including but not limited to attorneys fees, or collection agency fees, together with all court costs and disbursement. Tenant shall pay, as additional rent, all reasonable attorneys fees and other expenses incurred by Landlord in enforcing any of the other obligations under this Lease.

      27. DEFAULT PROVISIONS. Any of the following events shall be an "Event of Default" by Tenant under this Lease:

           (a) If default shall be made in the due and punctual payment of any rent or additional rent payable under this Lease when and if the same shall become due and payable, and such default shall continue for a period of ten (10) days; or

           (b) If any default shall be made by Tenant in the performance of, or compliance with, any of the covenants, agreements, terms or provisions contained in this Lease, other than those referred to in the foregoing subparagraph (a), and such default shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant, or if such default is of a nature which cannot be cured within thirty (30) days, if Tenant fails to commence to cure such default within thirty (30) days after written notice thereof from Landlord to Tenant, and thereafter fails to diligently cure such default; or

           (c) If the Leased Premises shall be deserted or vacated by Tenant prior to the expiration of the Lease Term; or

           (d) If a voluntary or involuntary petition in bankruptcy shall be filed by or against Tenant, or if Tenant shall be adjudicated a bankrupt or insolvent, or shall make an assignment for the benefit of creditors, or shall file any petition of answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal or state insolvency act, all of which is not either dismissed or terminated within sixty (60) days.

           Landlord may, upon an Event of Default, terminate this Lease by written notice to Tenant, and the Lease Term shall terminate on the date specified in such notice, which date shall not be less than five (5) business days after the date of the notice.

           27.1 Upon any such termination of this Lease for an Event of Default, Tenant shall quit and peacefully surrender the Leased Premises to

Landlord, and Landlord, upon or at any time after such termination, may without further notice, enter upon the Leased Premises and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Leased Premises, without being liable for any prosecution or damage therefor.

           27.2 At any time or from time to time after such termination after an Event of Default, Landlord may relet the Leased Premises or any part thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term) and on such conditions and at such rental as Landlord in its discretion shall deem to be appropriate.

           27.3 No such termination of this Lease after an Event of Default or re-entry by Landlord, whether or not the Leased Premises be relet, shall relieve Tenant of its liability and obligations under this Lease; such liability and obligations shall survive any such termination or re-entry and shall continue during the remainder of the Lease Term.

           27.4 For the purpose of reletting the Leased Premises after an Event of Default, Landlord may make such repairs to the Leased Premises as may be necessary to place the same in good order. Tenant shall be liable to Landlord for the reasonable cost of such repairs and alterations, and all expenses of reletting. If the sum realized from the reletting is insufficient to satisfy the rent and additional rent required by this Lease, Tenant shall be liable for the deficiency, which the Landlord may require Tenant to pay either month by month or in a lump sum in advance. Tenant shall not be entitled to any surplus accruing as a result of the reletting.

           27.5 Tenant shall pay all reasonable costs, including attorneys fees, collection agency fees, court costs and disbursements that shall be incurred by Landlord in collecting delinquent rent or additional rent, obtaining possession and other expenses incurred by Landlord in enforcing any of the other obligations and covenants under this Lease including, but not limited to, Events of Default.

           27.6 No acceptance of full or partial rent during the continuance of any Event of Default, shall constitute a waiver of any such Event of Default.

      28. LANDLORD'S DEFAULT. In the event that Landlord shall fail in any material respect to perform or observe any covenant or condition required to be performed by Landlord under the terms and provisions of this Lease (which failure materially and substantially affects Tenant's ability to quietly enjoy the Leased Premises), and such failure is not cured within fifteen (15) days after written notice shall have been given by Tenant to Landlord, Tenant may, at its option, terminate this Lease at the end of such fifteen (15) day period or invoke any of Tenant's other remedies at law or in equity; provided, however, if Landlord's obligation is of such nature that more than fifteen (15) days are required for its performance, then Landlord shall be deemed to have complied with said notice if Landlord shall commence such performance within said fifteen (15) day period and thereafter proceeds diligently to prosecute the same to completion.

          28.1 A termination of this Lease by Tenant due to Landlord's default shall not be deemed a waiver by Tenant of any other rights or remedies which Tenant may have against Landlord hereunder, at law or in equity, nor shall such termination relieve Landlord of its liability to Tenant for any damages or losses Tenant has suffered by reason of failure to perform.

      29. NOTICES. All notices required under this Lease shall be in writing and shall be sent by United States certified mail, return receipt requested, postage pre-paid, or hand delivered, to the addresses of Landlord or Tenant, as the case may be, set forth in the preamble to this Lease, or to such other address as such party may in writing designate.

      30. SECURITY DEPOSIT. As security for the performance by Tenant of all the terms and conditions to be performed by Tenant hereunder, Tenant has heretofore deposited with Landlord the sum of Twenty Thousand Dollars ($20,000.00), which sum shall be returned to Tenant upon the expiration of the Lease Term or earlier termination of this Lease, provided Tenant has fully completed such performance. In the event of the sale or transfer of the Leased Premises, Landlord shall have the right to transfer the security deposit to its successor for the benefit of Tenant, and upon such transfer, Tenant acknowledges and agrees that Landlord shall be released by Tenant from all liability for the return of said security deposit.

      31. HOLDING OVER BY TENANT. If Tenant shall remain in possession of the Leased Premises after the expiration of the Lease Term, without having executed a new or renewal lease, such holding over shall not constitute a renewal or extension of this Lease and Landlord shall, at its option, be entitled to all remedies available at law against a tenant holding over, or may elect to treat the holding over as a tenancy from month-to-month, subject to all terms and conditions of this Lease, except as to duration, but this shall not preclude
Landlord from increasing the monthly base rent amount during the holdover period. Tenant shall be deemed to remain in possession until it shall vacate and surrender the Leased Premises to the Landlord as described in paragraphs 11.2 and 17.3.

      32. REMEDIES CUMULATIVE. All of the remedies hereinbefore given to Landlord and all rights and remedies given by law and/or in equity shall be cumulative and concurrent. No determination of this Lease or the taking or recovering of the Leased Premises shall deprive Landlord of any of its remedies or actions against Tenant for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for any and all sums due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Leased Premises.

      33. QUIET POSSESSION. Landlord covenants that Tenant, on paying the said rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said Leased Premises during the Lease Term, without hindrance or interruption by Landlord or any other person or persons lawfully claiming through, by, or under Landlord.

      34. INTEGRATION AND GOVERNING LAW. This Lease constitutes the entire agreement between the parties hereto and there are no understanding, promises representations or warranties, oral or written, relating to the subject matter of this Lease, which exist or bind any of the parties hereto, their respective heirs, executors, administrators, successors or assigns, except as set forth herein. No amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by both parties. It is mutually understood and agreed that this Lease shall be interpreted in accordance with the laws of the Commonwealth of Pennsylvania and that no presumption shall be deemed to exist in favor or against either party hereto as a result of the preparation or negotiation of the same.

      35. BINDING  EFFECT;  SEVERABILITY.  The covenants and  agreements  herein contained are binding on the parties hereto and upon their respective successors, heirs, executors, administrators and assigns. If any of the provisions of this Lease are determined by a court of competent jurisdiction to be illegal or unenforceable, the remaining provisions of this Lease shall continue to be effective.

      36. NO WAIVER OF ENFORCEMENT. Landlord shall have the right all times to enforce the covenants and provisions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Landlord in refraining from so doing at any time or times; and, further, that the failure of Landlord at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.

      37. FORCE MAJEURE. In the event that Landlord or Tenant shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of acts of God, strikes, blackouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, the act, failure to act or default of the other party, war or other reason beyond their control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay but in no event shall this clause postpone, delay or excuse payment of rent by Tenant to Landlord or taxes to the proper governmental authority.

      38. RECORDING. This Lease shall not be recorded in any public office, but upon the request of either party hereto, the other party shall join in the execution of a memorandum or short form of this Lease for the purpose of recording. The memorandum or short form of this Lease shall comply with the laws of the Commonwealth of Pennsylvania and shall describe the parties, the Leased Premises and the Lease Term and shall incorporate this Lease by reference.

      39. HEADINGS; CONSTRUCTION. Captions of the paragraphs or parts of this Lease are for convenience only, and shall not be considered or referred to in resolving questions of interpretation or construction. The language in all parts of this Lease shall in all cases be construed as a whole and in accordance with its fair meaning, and shall not be construed strictly for or against Landlord or Tenant.

      40. COUNTERPARTS. The Lease, and the required consents of the Authority and Mortgagee hereto, may be executed in counterparts, each of which shall be deemed an original, all of which shall be deemed one and the same document.

           IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day ind year first above mentioned.

Witnesses:                                      LANDLORD:

/s/ Thomas M. Giuliani                          /s/ John E. Meggitt
------------------------                        ---------------------------
                                                John E. Meggitt

/s/ Thomas M. Giuliani                          /s/ Dorothy Meggitt
------------------------                        ---------------------------
                                                Dorothy Meggitt

                                                TENANT:

                                                Prophet 21, Inc. a New Jersey
                                                business corporation

(Corporate Seal)

Attest: /s/ Thomas M. Giuliani                  By: /s/ Charles L. Boyle, III
        ----------------------                      -------------------------




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